AMENDMENT NO. 4 TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT
ARC DOCUMENT SOLUTIONS, INC. (“ARC”) and JORGE AVALOS (“Executive”) agree to enter into this AMENDMENT NO. 4 TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (“Amendment No. 4”) dated as of April 4, 2020 (“Effective Date”).
RECITALS
WHEREAS, ARC and Executive entered into an Employment Agreement, dated May 1, 2014, as amended and restated on February 1, 2015 and June 9, 2015, as subsequently amended (“Executive Agreement”), under which Executive was employed as Chief Financial Officer. All capitalized terms in this Amendment No. 4 not otherwise defined herein shall have the meanings ascribed to them in the Executive Agreement.
WHEREAS, the parties now wish to amend certain terms of the Executive Agreement as of the Effective Date.
Now, therefore, in consideration of the promises, covenants and agreements set forth in this Amendment No. 4, the parties agree as follows:

1.	COMPENSATION.
A new Subsection 1(a) is added to Section 1 set forth in Appendix B of the Executive Agreement as follows:
“1(a)    Executive agrees that the amount of base salary payable to Executive pursuant to Section 1 shall be voluntarily reduced by thirty-five percent (35%) (“Base Salary Reduction”) effective as of the Effective Date for a period not exceeding three months thereafter (the “Effective Period”). Notwithstanding anything to the contrary contained in this subsection, if Executive’s employment with ARC is terminated by ARC without Cause or by Executive for Good Reason during the Effective Period, any severance benefits payment to Executive under the Executive Agreement shall be calculated based on the amount of Base Salary set forth in Section 1, without taking into account the Base Salary Reduction.”
Except as specifically set forth in this Amendment No. 4, the Executive Agreement remains in full force and effect without modification.
IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 4 as of the date first hereinabove set forth.

ARC DOCUMENT SOLUTIONS, INC. By: __________________________________ Kumarakulasingam Suriyakumar Title: President and Chief Executive Officer	EXECUTIVE By:_______________________________ Jorge Avalos

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